UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)    April 6, 1999
                                                 -----------------------



                            American Telecasting, Inc.
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             (Exact Name of Registrant as Specified in Charter)



54-1486988                          Delaware               0-23008
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(IRS Employer          (State or Other Jurisdiction    (Commission
 Identification No.)            of Incorporation)              File Number)


5575 Tech Center Drive, Suite 300, Colorado Springs, Colorado    80919
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                  (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code    (719) 260-5533
                                                   ---------------------

                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events.

         On April 6, 1999 American Telecasting, Inc. issued the following press release:

FOR IMMEDIATE RELEASE          Contact
                               David K. Sentman
                               Senior Vice President and Chief Financial Officer
                               American Telecasting, Inc.
                               Tel. (719) 260-5533

                               Chris Hilliard
                               President
                               Antilles Wireless, L.L.C.
                               Tel. (402) 346-4400



                 AMERICAN TELECASTING, INC. ANNOUNCES SIGNING OF
                   AGREEMENT TO SELL WIRELESS CABLE SYSTEMS IN
                          THREE OF ITS SMALLER MARKETS


         Colorado Springs, Colorado, April 6, 1999. American Telecasting, Inc. (OTC Bulletin Board: ATEL) announced today that it has entered into an agreement with Antilles Wireless, L.L.C. ("Antilles") to sell the Company's wireless cable channel rights and operating assets in Billings, Montana, Grand Island, Nebraska and Rapid City, South Dakota to Antilles for up to $6.2 million cash.

         The transaction is contingent upon the grant by final order of the Federal Communications Commission of the assignment application for licenses owned and upon consents of channel lessors for licenses leased. The transaction is also subject to other customary closing conditions. The agreement will terminate if the transaction is not consummated by September 30, 1999.

         The purchase price is subject to a downward adjustment for expected decreases in subscriber levels prior to closing. At closing, the Company will receive the adjusted closing price, less $500,000 which will be held in escrow for one year for satisfaction of any indemnification obligations.

                                     * * * *

         American Telecasting, Inc. is one of the largest operators of wireless cable television systems in the United States, serving approximately 107,000 video subscribers in 32 markets as of December 31, 1998. The Company also provides commercial high-speed Internet access in three markets and is a leader in testing MDS wireless broadband access services. The Company's wireless services use microwave frequencies licensed by the FCC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AMERICAN TELECASTING, INC.

                                            /S/ DAVID K. SENTMAN
                                            ------------------------------
                                            DAVID K. SENTMAN
                                            SENIOR VICE PRESIDENT AND
                                            CHIEF FINANCIAL OFFICER
DATED:  April 7, 1999